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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 1, 2006


                             UnionBanCal Corporation
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


         Delaware                     001-15081                 94-1234979
 ________________________      ________________________     ___________________
 (State of Incorporation)      (Commission File Number)      (IRS Employer
                                                            Identification No.)


                              400 California Street
                          San Francisco, CA 94104-1302
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                               Tel. (415) 765-2969
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On July 1, 2006, each non-employee director of UnionBanCal Corporation (the "Company") was granted an award of 855 restricted stock units under the Year 2000 UnionBanCal Corporation Management Stock Plan (the "Plan") having a Fair Market Value (as defined in the Plan) of $55,000 as of July 1, 2006. These awards will vest in full on July 1, 2007, provided that the award to Mr. Stanley Farrar shall vest on July 1, 2007 or, if earlier, the date of the 2007 annual meeting of stockholders of the Company if Mr. Farrar does not stand for re-election as a non-employee director at such meeting.

     Each restricted stock unit represents the right to receive one share of the Company's Common Stock, subject to the vesting and other terms and conditions set forth in the restricted stock unit agreement. Restricted stock units do not have voting or other stockholder rights; however, dividend equivalents are credited to stock unit accounts.

     Non-employee directors may elect to defer delivery of shares of Common Stock subject to restricted stock units that vest in accordance with the terms of the restricted stock agreement. If a non-employee director makes a timely election to defer delivery of shares until termination of service, and if he or she terminates service due to departure from the Board of Directors as defined from time to time in the rotation policy of the Company's Corporate Governance Guidelines ("Retirement") (or death or Disability (as defined in the restricted stock unit agreement) after becoming Retirement eligible), the non-employee director will be credited with an additional number of restricted stock units equal to 15% of the number of restricted stock units granted and any dividend equivalents. If a non-employee director terminates service due to Retirement (or death or Disability after becoming Retirement eligible) in 2007, but prior to the scheduled vesting date, the non-employee director will be credited with the additional restricted stock units described in the immediately preceding sentence, without regard to whether the non-employee director made a timely election to defer.

     These awards were made as the annual restricted stock award component of the compensation arrangement for non-employee directors, which was described in the Company's Current Report on Form 8-K dated July 27, 2005 and the Company's Proxy Statement filed with the Securities and Exchange Commission on March 27, 2006 in connection with the Company's 2006 Annual Meeting of Stockholders. In connection with these awards, the Executive Compensation & Benefits Committee of the Company's Board of Directors has adopted the forms of restricted stock unit agreement for awards to non-employee directors and new non-employee directors attached hereto as Exhibit 10.1.

     The foregoing description of terms and conditions of the awards is qualified entirely by reference to the forms of restricted stock unit agreement attached as Exhibit 10.1, which are incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

     EXHIBIT NO.       DESCRIPTION

        10.1 Forms of Restricted Stock Unit Agreement for Non-Employee Directors under the Year 2000 UnionBanCal Corporation Management Stock Plan


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   July 5, 2006


                                        UNIONBANCAL CORPORATION


                                        By: /s/ JOHN H. MCGUCKIN, JR.
                                            ____________________________________
                                                John H. McGuckin, Jr.
                                                EVP, General Counsel & Secretary
                                                (Duly Authorized Officer)









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                                  EXHIBIT INDEX


     Exhibit No.       Description

        10.1 Forms of Restricted Stock Unit Agreement for Non-Employee Directors under the Year 2000 UnionBanCal Corporation Management Stock Plan